PROSPECTUS

                        OLD MUTUAL INSURANCE SERIES FUND

                                  APRIL 4, 2006


o        OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
o        OLD MUTUAL GROWTH II PORTFOLIO
o        OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
o        OLD MUTUAL SELECT VALUE PORTFOLIO
o        OLD MUTUAL SMALL CAP PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

An Introduction to Old Mutual Insurance Series Fund and this Prospectus:

Old Mutual Insurance Series Fund (formerly known as PBHG Insurance Series Fund) (the "Trust") is a mutual fund that sells shares in its separate investment portfolios (each a "Portfolio" and collectively, the "Portfolios") through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

PORTFOLIO SUMMARIES
-------------------

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. A description of each Portfolio's goal, principal investment strategies, main risks of investing, and fees and expenses are described under each Portfolio's Summary. Additional information about the Portfolios' investment strategies begins on page 24.

In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

[On side panel: The Portfolios that primarily invest in small cap companies will generally maintain an average market capitalization below $2.5 billion, although a Portfolio may invest in companies outside this range. The Portfolios that primarily invest in mid-cap companies will normally maintain an average market capitalization between $2.5 billion and $10 billion and the Portfolios that primarily invest in large cap companies will generally maintain an average market capitalization above $10 billion, although a Portfolio may invest outside of these ranges.]

INVESTMENT ADVISER AND SUB-ADVISERS
-----------------------------------

Old Mutual Capital, Inc. ("Old Mutual Capital") is the investment adviser for each Portfolio. Old Mutual Capital has retained the following sub-advisers to assist in managing the Portfolios: CastleArk Management, LLC ("CastleArk"); Columbus Circle Investors ("Columbus Circle"); Eagle Asset Management, Inc. ("Eagle"); Liberty Ridge Capital, Inc. ("Liberty Ridge"); Munder Capital Management ("Munder"); and Turner Investment Partners, Inc. ("Turner") (each a "Sub-Adviser, and collectively, the "Sub-Advisers"). Old Mutual Capital and each Sub-Adviser provide services pursuant to an interim advisory agreement and interim sub-advisory agreements, respectively, approved by the Portfolios' Board of Trustees (the "Board") while shareholder approval of new advisory and sub-advisory agreements is sought. For information about the Adviser,

Sub-Advisers and their respective advisory and sub-advisory agreements, see page 30 of this Prospectus.

[On side panel:  What the Portfolios Are - And Aren't

These Portfolios are mutual funds - pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Portfolios strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Portfolio.

An investment in the Portfolios is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.]

                                    CONTENTS

                                                                           PAGE
                                                                           ----

PORTFOLIO SUMMARIES...........................................................5
         OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
             COMMUNICATIONS PORTFOLIO.........................................5
         OLD MUTUAL GROWTH II PORTFOLIO.......................................8
         OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO..................11
         OLD MUTUAL SELECT VALUE PORTFOLIO...................................15
         OLD MUTUAL SMALL CAP PORTFOLIO......................................18
MORE ABOUT THE FUNDS.........................................................24
         INVESTMENT STRATEGIES...............................................24
         MORE ABOUT INVESTMENT STRATEGIES AND RISKS..........................27
         NON-FUNDAMENTAL POLICY..............................................29
         SUB-ADVISER ALLOCATIONS.............................................29
         DISCLOSURE OF PORTFOLIO HOLDINGS....................................29
THE INVESTMENT ADVISER AND SUB-ADVISERS......................................30
         THE INVESTMENT ADVISER..............................................30
         THE SUB-ADVISERS....................................................30
         LEGAL PROCEEDINGS...................................................32
         THE PORTFOLIO MANAGERS..............................................34
ABOUT YOUR INVESTMENT........................................................38
         YOUR SHARE PRICE....................................................38
         VALUING PORTFOLIO SECURITIES........................................38
         FAIR VALUE PRICING..................................................38
INVESTING IN THE FUNDS.......................................................40
         POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING....................40
         BUYING & SELLING PORTFOLIO SHARES...................................41
         DISTRIBUTIONS AND TAXES.............................................41
         POTENTIAL CONFLICTS OF INTEREST.....................................43
FINANCIAL HIGHLIGHTS.........................................................43

PORTFOLIO SUMMARIES

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO (formerly known as Liberty Ridge Technology & Communications Portfolio)

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors of the stock market. The Portfolio is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Portfolio's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel: Industries in the Technology sector include Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors.

Industries in the Communications sector include Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]

[On side panel: Sub-Adviser: Columbus Circle Investors]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Adviser may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio concentrates its investments in specific industries within the technology and communications sectors, which causes the Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. The Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

NON-DIVERSIFIED PORTFOLIO RISK. The Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio's NAV and total return than a diversified portfolio. The Portfolio's share prices may also be more volatile than those of a diversified portfolio.

SMALL AND MID-SIZE COMPANY RISK. The Portfolio may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance year to year and by showing how the Portfolio's average annual returns compare to those of an unmanaged securities index. The Portfolio's performance is compared to the PSE Technology Index(R) which is a price-weighted index of the top 100 U.S. technology stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio's past performance does not indicate how it will perform in the future.

                           2005                     9.91%
                           2004                     6.42%
                           2003                    45.33%
                           2002                   -53.99%
                           2001                   -52.32%
                           2000                   -42.12%
                           1999                   234.38%
                           1998                    32.20%



                                  BEST QUARTER
               4th Quarter 1999                  108.57%

                                  WORST QUARTER
               4th Quarter 2000                  -49.86%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                 SINCE INCEPTION
                                   PAST 1 YEAR     PAST 5 YEARS     (4/30/97)
Columbus Circle Technology and
Communications Portfolio                9.91%         -17.90%          -0.08%
PSE Technology Index(R)                 7.80%           0.84%          15.24%

Prior to January 1, 2006, the Portfolio was managed by an investment adviser different than the Portfolio's current Sub-Adviser and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ......................................Not Applicable
Maximum Deferred Sales Charge (Load) .............................Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions .........................Not Applicable
Redemption Fee ...................................................Not Applicable
Exchange Fee .....................................................Not Applicable
ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ....................................................... 0.95%(1)
Distribution and/or Services (12b-1) Fees ............................  None
Other Expenses ........................................................ 0.19%(1)
Total Annual Fund Operating Expenses .................................. 1.14%
Minus Fee Waiver and/or Expense Reimbursement (contingent)............. 0.29%
Net Expenses .......................................................... 0.85%(2)
----------
(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Portfolios.

(2) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2006 as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.85%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 0.85%. Old Mutual Capital and Liberty Ridge have agreed to not seek reimbursement for fees waived previously by Liberty Ridge.

EXAMPLE

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                              1 Year          $87
                              3 Years        $271
                              5 Years        $539
                             10 Years       $1,304

OLD MUTUAL GROWTH II PORTFOLIO
(formerly known as Liberty Ridge Growth II Portfolio)

INVESTMENT APPROACH

The Portfolio seeks to provide investors with capital appreciation. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. Equity securities in which the Portfolio may invest include common stocks and preferred stocks.

[On side panel: Sub-Advisers: Munder Capital Management and Turner Investment Partners, Inc.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Adviser may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio's growth style of investing, and the Portfolio's returns may vary considerably from other equity funds using different investment styles.

SMALL AND MID-SIZE COMPANY RISK. The Portfolio primarily invests in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may overweight certain industries within a sector, which may cause the Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance year to year and by showing how the Portfolio's average annual returns compare to those of an unmanaged securities index. The Portfolio's performance is compared to the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater-than-average growth characteristics. All performance figures reflect the reinvestment of dividends and capital gain distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio's past performance does not indicate how it will perform in the future.

                                2005                   11.35%
                                2004                    6.61%
                                2003                   25.70%
                                2002                  -30.43%
                                2001                  -40.47%
                                2000                  -16.67%
                                1999                   98.19%
                                1998                    8.19%

                                  BEST QUARTER
                4th Quarter 1999                49.97%
                                  WORST QUARTER
                1st Quarter 2001               -39.25%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                              SINCE INCEPTION
                            PAST 1 YEAR      PAST 5 YEARS        (4/30/97)
------------------------------------------------------------------------------
Growth II Portfolio             11.35%           -9.17%             2.00%
                                -----            -----              ----
Russell Midcap(R)
Growth Index                    12.10%            1.38%             8.09%

Prior to January 1, 2006, the Portfolio was managed by an investment adviser different than the Portfolio's current Sub-Advisers and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ..................................... Not Applicable
Maximum Deferred Sales Charge (Load) ............................ Not Applicable
Maximum Sales Charge (Load) .....................................
       Imposed on Reinvested
       Dividends (and Other Distributions) ...................... Not Applicable
Redemption Fee................................................... Not Applicable
Exchange Fee .................................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees .....................................................  0.825%(1)
Distribution and/or Services (12b-1) Fees ...........................  None
Other Expenses ......................................................  0.365%(1)
Total Annual Fund Operating Expenses.................................  1.19%
Minus Fee Waiver and/or Expense Reimbursement (contingent)...........  0.15%
Net Expenses ........................................................  1.04%(2)
----------
(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Portfolios.

(2) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2006 as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.04%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.04%. Old Mutual Capital and Liberty Ridge have agreed to not seek reimbursement for fees waived previously by Liberty Ridge.

EXAMPLE

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                                  1 Year          $106
                                  3 Years         $331
                                  5 Years         $609
                                 10 Years        $1,401

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
(formerly known as Liberty Ridge Large Cap Growth Concentrated Portfolio)

INVESTMENT APPROACH

The Portfolio, a non-diversified fund, seeks to provide investors with long-term growth of capital. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies with favorable growth prospects. Each

Sub-Adviser will invest the portion of the Portfolio it manages in not more than 40 large cap companies. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel: Sub-Advisers: CastleArk Management, LLC and Turner Investment Partners, Inc.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Adviser may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio's growth style of investing, and the Portfolio's returns may vary considerably from other equity funds using different investment styles.

NON-DIVERSIFIED PORTFOLIO RISK. The Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Portfolio's NAV and total return than a diversified portfolio. The Portfolio's share prices may also be more volatile than those of a diversified portfolio.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may overweight specific industries within certain sectors, which may cause the Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance year to year and by showing how the Portfolio's average annual returns compare to those of unmanaged securities indexes. The Portfolio's performance is compared to its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions, but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio's past performance does not indicate how it will perform in the future.

                               2005             5.70%
                               2004             6.92%
                               2003            32.87%
                               2002           -31.34%
                               2001           -36.17%
                               2000           -23.87%
                               1999           100.61%
                               1998            62.52%

                                  BEST QUARTER
                4th Quarter 1999                74.31%

                                  WORST QUARTER
                4th Quarter 2000               -33.70%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                                SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (9/25/97)
Large Cap Growth
Concentrated Portfolio             5.70%            -8.03%            6.16%
Russell 1000(R)Growth Index        5.26%            -3.58%            3.48%
S&P 500 Index                      4.91%             0.54%            6.88%
----------
* The Russell 1000(R) Growth Index and S&P 500 Index since inception returns are as of 9/30/97.

Prior to January 1, 2006, the Portfolio was managed by an investment adviser different than the Portfolio's current Sub-Advisers and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ..................................... Not Applicable
Maximum Deferred Sales Charge (Load) ............................ Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ........................ Not Applicable
Redemption Fee .................................................. Not Applicable
Exchange Fee .................................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ....................................................... 0.90%(1)
Distribution and/or Services (12b-1) Fees ............................. None
Other Expenses ........................................................ 0.24%(1)
Total Annual Fund Operating Expenses .................................. 1.14%
Minus Fee Waiver and/or Expense Reimbursement (contingent)............. 0.25%
Net Expenses .......................................................... 0.89%(2)
----------
(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Portfolios.

(2) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2006 as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.89%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 0.89%. Old Mutual Capital and Liberty Ridge have agreed to not seek reimbursement for fees waived previously by Liberty Ridge.

EXAMPLE

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                                  1 Year           $91
                                  3 Years         $284
                                  5 Years         $551
                                 10 Years        $1,315

OLD MUTUAL SELECT VALUE PORTFOLIO
(formerly known as Liberty Ridge Select Value Portfolio)

INVESTMENT APPROACH

The Portfolio seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of large cap companies with value characteristics. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel:  Sub-Adviser:  Liberty Ridge Capital, Inc.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Adviser may misgauge that worth.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio's value style of investing, and the Portfolio's returns may vary considerably from other equity funds using different investment styles.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may overweight specific industries within certain sectors, which may cause the Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance year to year and by showing how the Portfolio's average annual returns compare to those of an unmanaged securities index. The Portfolio's performance is compared to the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio's past performance does not indicate how it will perform in the future.

                       2005                4.51%
                       2004                2.85%
                       2003               18.29%
                       2002              -25.07%
                       2001                1.72%
                       2000               17.88%
                       1999                8.89%
                       1998               37.96%

                                  BEST QUARTER
                4th Quarter 1998                29.59%

                                  WORST QUARTER
                3rd Quarter 2002               -21.66%

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                               Since inception
                             PAST 1 YEAR      PAST 5 YEARS       (10/28/97)
Select Value Portfolio          4.51%            -0.62%             7.38%
S&P 500 Index                   4.91%             0.54%             6.88%
----------
* The S&P 500 Index since inception return is as of 10/31/97.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
       Imposed on Purchases ..................................... Not Applicable
Maximum Deferred Sales Charge (Load) ............................ Not Applicable
Maximum Sales Charge (Load)
       Imposed on Reinvested
       Dividends and Other Distributions ........................ Not Applicable
Redemption Fee .................................................. Not Applicable
Exchange Fee .................................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ...................................................... 0.75%(1)
Distribution and/or Services (12b-1) Fees ............................ None
Other Expenses ....................................................... 0.21%(1)
Total Annual Fund Operating Expenses ................................. 0.96%
Minus Fee Waiver and/or Expense Reimbursement (contingent)............ 0.02%
Net Expenses.......................................................... 0.94%(2)
----------
(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Portfolios.

(2) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2006 as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 0.94%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 0.94%. Old Mutual Capital and Liberty Ridge have agreed to not seek reimbursement for fees previously waived by Liberty Ridge.

EXAMPLE

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                              1 Year          $96
                              3 Years        $300
                              5 Years        $525
                             10 Years       $1,172

OLD MUTUAL SMALL CAP PORTFOLIO
(formerly known as Liberty Ridge Small Cap Portfolio)

INVESTMENT APPROACH

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies. Equity securities in which the Portfolio may invest include common and preferred stocks.

[On side panel: Sub-Advisers: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.]

MAIN INVESTMENT RISKS

STOCK MARKET RISK. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Adviser may misgauge that worth.

SMALL AND MID-SIZE COMPANY RISK. The Portfolio invests in small and mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may overweight specific industries within certain sectors, which may cause the Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio's performance year to year and by showing how the Portfolio's average annual returns compare to those of an unmanaged securities index. The Portfolio's performance is compared to the Russell 2000(R) Index, a widely recognized, unmanaged index that measures the performance of 2,000 small cap stocks. All performance figures reflect the reinvestment of dividends and capital gains distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio's past performance does not indicate how it will perform in the future.

                         2005                     1.48%
                         2004                    16.18%
                         2003                    39.03%
                         2002                   -31.11%
                         2001                     6.07%
                         2000                    36.13%
                         1999                    15.93%
                         1998                    10.94%

                                  BEST QUARTER
                4th Quarter 1998                 25.92%

                                  WORST QUARTER
                3rd Quarter 2002                -21.24%

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                              SINCE INCEPTION
                           PAST 1 YEAR      PAST 5 YEARS         (10/28/97)
Small Cap Portfolio           1.48%            3.67%               10.11%
Russell 2000(R)Index           4.55%            8.22%               6.97%
----------
* The since inception return for the Russell 2000(R) Index is as of 10/31/97.

Prior to January 1, 2006, the Portfolio was managed by an investment adviser different than the Portfolio's current Sub-Advisers and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future. The Small-Cap Portfolio's name and investment strategy changed effective January 1, 2003. The Portfolio's past performance would have been different if the current strategy had been in effect.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
        Imposed on Purchases ................................... Not Applicable
Maximum Deferred Sales Charge (Load) ........................... Not Applicable
Maximum Sales Charge (Load)
        Imposed on Reinvested
        Dividends and Other Distributions ...................... Not Applicable
Redemption Fee ................................................. Not Applicable
Exchange Fee ................................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fees ....................................................... 1.10%(1)
Distribution and/or Services (12b-1) Fees ............................. None
Other Expenses ........................................................ 0.18%(1)
Total Annual Fund Operating Expenses .................................. 1.28%
Minus Fee Waiver and/or Expense Reimbursement (contingent)............. 0.26%
Net Expenses .......................................................... 1.02%(2)
----------
(1) The "Management Fees" information in the table has been restated to reflect the current management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. The "Other Expenses" information in the table has been restated to reflect the elimination of the 0.1227% administrative service fee previously charged to the Portfolios.

(2) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2006 as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.02%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.02%. Old Mutual Capital and Liberty Ridge have agreed to not seek reimbursement for fees waived previously by Liberty Ridge.

EXAMPLE

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                            1 Year               $104
                            3 Years              $325
                            5 Years              $623
                           10 Years            $1,473

HYPOTHETICAL IMPACT OF FUND EXPENSES ON RETURNS

The following table summarizes the annual and cumulative impact of the Portfolio's fees and expenses on its returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Annual Portfolio Operating Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

--------------------------------------------------------------------------------
       Old Mutual Columbus Circle Technology and Communications Portfolio
--------------------------------------------------------------------------------

                     Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

   Year      Cumulative Return    Annual Expense    Cumulative Return      Hypothetical       Annual Fees &
               Before Fees &           Ratio          After Fees &       Year-End Balance       Expenses
                  Expenses                              Expenses           After Fees &
                                                                             Expenses
    1               5.00%              0.85%              4.15%             $10,415.00           $86.76
    2              10.25%              0.85%              8.47%             $10,847.22           $90.36
    3              15.76%              0.85%             12.97%             $11,297.38           $94.11
    4              21.55%              1.14%             17.33%             $11,733.46           $131.28
    5              27.63%              1.14%             21.86%             $12,186.37           $136.34
    6              34.01%              1.14%             26.57%             $12,656.77           $141.61
    7              40.71%              1.14%             31.45%             $13,145.32           $147.07
    8              47.75%              1.14%             36.53%             $13,652.73           $152.75
    9              55.13%              1.14%             41.80%             $14,179.72           $158.64
    10             62.89%              1.14%             47.27%             $14,727.06           $164.77

Total Gain After Fees and Expenses                                           $4,727.06
Total Annual Fees & Expenses                                                                   $1,303.69

--------------------------------------------------------------------------------
                         Old Mutual Growth II Portfolio
--------------------------------------------------------------------------------

                     Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

   Year       Cumulative Return    Annual Expense      Cumulative          Hypothetical       Annual Fees &
                Before Fees &           Ratio         Return After       Year-End Balance       Expenses
                  Expenses                           Fees & Expenses       After Fees &
                                                                             Expenses
    1               5.00%               1.04%             3.96%             $10,396.00           $106.06
    2              10.25%               1.04%             8.08%             $10,792.09           $110.26
    3              15.76%               1.04%            12.36%             $11,203.27           $114.63
    4              21.55%               1.19%            16.64%             $11,630.11           $136.25
    5              27.63%               1.19%            21.08%             $12,073.22           $141.44
    6              34.01%               1.19%            25.69%             $12,533.21           $146.83
    7              40.71%               1.19%            30.48%             $13,010.72           $152.43
    8              47.75%               1.19%            35.45%             $13,506.43           $158.23
    9              55.13%               1.19%            40.62%             $14,021.03           $164.26
    10             62.89%               1.19%            45.97%             $14,555.23           $170.52

Total Gain After Fees and Expenses                                           $4,555.23
Total Annual Fees & Expenses                                                                   $1,400.91

--------------------------------------------------------------------------------
               Old Mutual Large Cap Growth Concentrated Portfolio
--------------------------------------------------------------------------------

                     Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

   Year       Cumulative Return    Annual Expense      Cumulative          Hypothetical       Annual Fees &
                Before Fees &           Ratio         Return After       Year-End Balance       Expenses
                  Expenses                           Fees & Expenses       After Fees &
                                                                             Expenses
    1               5.00%               0.89%             4.11%             $10,411.00           $90.83
    2              10.25%               0.89%             8.39%             $10,838.89           $94.56
    3              15.76%               0.89%            12.84%             $11,284.37           $98.45
    4              21.55%               1.14%            17.20%             $11,719.95           $131.12
    5              27.63%               1.14%            21.72%             $12,172.34           $136.19
    6              34.01%               1.14%            26.42%             $12,642.19           $141.44
    7              40.71%               1.14%            31.30%             $13,130.18           $146.90
    8              47.75%               1.14%            36.37%             $13,637.00           $152.57
    9              55.13%               1.14%            41.63%             $14,163.39           $158.46
    10             62.89%               1.14%            47.10%             $14,710.10           $164.58

Total Gain After Fees and Expenses                                           $4,710.10
Total Annual Fees & Expenses                                                                   $1,315.10

--------------------------------------------------------------------------------
                        Old Mutual Select Value Portfolio
--------------------------------------------------------------------------------

                     Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

   Year       Cumulative Return    Annual Expense      Cumulative          Hypothetical       Annual Fees &
                Before Fees &           Ratio         Return After       Year-End Balance       Expenses
                  Expenses                           Fees & Expenses       After Fees &
                                                                             Expenses
    1               5.00%               0.94%             4.06%             $10,406.00           $95.91
    2              10.25%               0.94%             8.28%             $10,828.48           $99.80
    3              15.76%               0.94%            12.68%             $11,268.12           $103.85
    4              21.55%               0.96%            17.23%             $11,723.35           $110.36
    5              27.63%               0.96%            21.97%             $12,196.98           $114.82
    6              34.01%               0.96%            26.90%             $12,689.73           $119.46
    7              40.71%               0.96%            32.02%             $13,202.40           $124.28
    8              47.75%               0.96%            37.36%             $13,735.78           $129.30
    9              55.13%               0.96%            42.91%             $14,290.70           $134.53
    10             62.89%               0.96%            48.68%             $14,868.05           $139.96

Total Gain After Fees and Expenses                                           $4,868.05
Total Annual Fees & Expenses                                                                   $1,172.27

--------------------------------------------------------------------------------
                         Old Mutual Small Cap Portfolio
--------------------------------------------------------------------------------

                     Initial Hypothetical $10,000 Investment                 5% Assumed Rate of Return

   Year       Cumulative Return    Annual Expense      Cumulative          Hypothetical       Annual Fees &
                Before Fees &           Ratio         Return After       Year-End Balance       Expenses
                  Expenses                           Fees & Expenses       After Fees &
                                                                             Expenses
    1               5.00%               1.02%             3.98%             $10,398.00           $104.03
    2              10.25%               1.02%             8.12%             $10,811.84           $108.17
    3              15.76%               1.02%            12.42%             $11,242.15           $112.48
    4              21.55%               1.28%            16.60%             $11,660.36           $146.58
    5              27.63%               1.28%            20.94%             $12,094.13           $152.03
    6              34.01%               1.28%            25.44%             $12,544.03           $157.68
    7              40.71%               1.28%            30.11%             $13,010.66           $163.55
    8              47.75%               1.28%            34.95%             $13,494.68           $169.63
    9              55.13%               1.28%            39.97%             $13,996.66           $175.94
    10             62.89%               1.28%            45.17%             $14,517.34           $182.49

Total Gain After Fees and Expenses                                           $4,517.34
Total Annual Fees & Expenses                                                                   $1,472.58

MORE ABOUT THE FUNDS

INVESTMENT STRATEGIES

Each Portfolio seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Portfolio have been described in the Portfolio Summaries. This section of the Prospectus discusses those and other investment strategies used by the Portfolios in greater detail and describes additional risks associated with an investment in the Portfolios. The Statement of Additional Information contains more detailed information about the Portfolios' investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

CASTLEARK'S INVESTMENT STRATEGIES - OLD MUTUAL LARGE CAP GROWTH CONCENTRATED

CastleArk Management, LLC's ("CastleArk") investment process consists of three disciplines: a qualitative identification of companies with desirable stock traits, a quantitative valuation analysis, and a quantitative diversification analysis.

[ ] Identification. CastleArk identifies companies that offer the best opportunities by looking for companies that (1) are growing, are highly-profitable, and dominate in their industries, (2) possess proprietary products, unique assets or an innovative approach to marketing, and (3) are capable, through outstanding management and otherwise, to produce superior returns on invested capital. Applying these criteria to a universe of approximately 800 growth stocks, CastleArk identifies around 200 dominant companies that it tracks for further consideration. Generally, about 10% of this list's dominant companies changes from year to year.

[ ] Valuation. CastleArk determines target price-to-earnings ratios on a company-by-company basis through the use of its proprietary Earnings Life Cycle model. By use of this model, CastleArk compares the relative attractiveness of each of the dominant companies based on such factors as: (1) historical and projected earnings growth; (2) earnings stability;
       (3) return on invested capital; (4) P/E (price to earnings) ratios relative to S&P 500 averages; (5) earnings growth relative to S&P 500 averages; and (6) the beta of the stock (essentially, the variability of returns of the stock compared to returns of the market as a whole). CastleArk then classifies the dominant companies according to whether they are an "emerging growth", a "consistent growth" or a "cyclical growth" company. Next, CastleArk determines a fair value for each company and, by comparing this to the stock price of the company, CastleArk creates a ranking of each dominant company by the degree of under- or over-valuation.

[ ] Diversification. Stocks of highly-ranked, dominant companies do not automatically become part of the portfolio. By considering factors such as industry and sector, company size (distribution of companies between "emerging", "consistent", and "cyclical" growth), liquidity (market impact costs of a buy or a sell), and market sensitivity of the portfolio (the portfolio's beta), CastleArk quantitatively assesses the risk each individual stock has on the total portfolio. CastleArk's diversification analysis also provides an overall risk framework that allows its portfolio to be "benchmarked" or compared with a target objective.

COLUMBUS CIRCLE'S INVESTMENT STRATEGIES - OLD MUTUAL TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Columbus Circle's investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle's process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations and sell or avoid those companies that fall short of those expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria.

Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Conversely, if a company's results fall short of investor expectations, the stock has historically underperformed until new expectations are surpassed. Columbus Circle closely monitors a company's progress versus expectations in evaluating whether to purchase a stock.

EAGLE'S INVESTMENT STRATEGIES - OLD MUTUAL SMALL CAP PORTFOLIO

Eagle Asset Management, Inc. ("Eagle") searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle's small cap core investment strategy employs in depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle's investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company's management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

LIBERTY RIDGE'S INVESTMENT STRATEGIES - OLD MUTUAL SELECT VALUE AND SMALL CAP PORTFOLIOS

Liberty Ridge's core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

MUNDER'S INVESTMENT STRATEGIES - OLD MUTUAL GROWTH II PORTFOLIO

Munder Capital Management's ("Munder") investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Portfolio's investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

     [ ]      Above-average, consistent earnings growth;
     [ ]      Financial stability;
     [ ]      Relative valuation;
     [ ]      Strength of industry position and management team; and
     [ ]      Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

TURNER'S INVESTMENT STRATEGIES - OLD MUTUAL LARGE CAP GROWTH CONCENTRATED AND GROWTH II PORTFOLIOS

Turner's investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner's investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market's moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner's stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

     [ ] a rate of growth that exceeds their industry peers;
     [ ] earnings that meet or exceed market consensus estimates; and
     [ ] earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner's analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

FOREIGN SECURITIES. While the Portfolios emphasize investments in securities traded in the U.S., a Portfolio may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRS. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

FIXED-INCOME SECURITIES. While the Portfolios generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Portfolios might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES. Certain Portfolios invest heavily in companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements. Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Portfolio may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Portfolios' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Portfolio may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Portfolio's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Portfolios may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Portfolios have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Portfolio's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Portfolio may not correlate with the Portfolio's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Portfolios do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Portfolio buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Portfolios may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Portfolio pays and may adversely affect its performance. In addition, the sale of Portfolio securities may generate capital gains, which, when distributed, may be taxable to you.

NON-FUNDAMENTAL POLICY

Each of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Portfolio will provide notice to its respective shareholders at least 60 days prior to any change of its investment policy.

SUB-ADVISER ALLOCATIONS

For Portfolios that employ multiple sub-advisors, Old Mutual Capital will allocate the assets of the Portfolio according to the Portfolio's particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio provides that each sub-advisor will manage between 45% and 55% of the Portfolio's assets. Old Mutual Capital will monitor the allocation of assets among the sub-advisors and will re-allocate the Portfolio's assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular sub-advisor and, if necessary, reallocating cash or securities to a particular sub-advisor. The Old Mutual Columbus Circle Technology and Communications Portfolio currently employs a single sub-advisor, however, the Board and Old Mutual Capital have the ability to appoint additional sub-advisors in the future, although there are no current plans to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Old Mutual Insurance Series Fund policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

THE INVESTMENT ADVISER AND SUB-ADVISERS

THE INVESTMENT ADVISER

Old Mutual Capital, Inc., located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment adviser for each Portfolio. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has also been appointed by the Board as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval. Old Mutual Capital currently manages approximately $4.4 billion in mutual fund assets as of January 1, 2006.

As investment adviser, Old Mutual Capital oversees the investment decisions made by the Sub-Advisers for the Portfolios, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisers. Old Mutual Capital also oversees the Sub-Advisers' compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisers for Portfolios managed by multiple Sub-Advisers, and provides certain administrative services for the Portfolios.

Old Mutual Capital was appointed by the Board to serve as investment adviser to the Portfolios effective January 1, 2006. Shareholders will be asked to approve the new management agreement with Old Mutual Capital at a shareholder meeting scheduled for April 2006. In order that Old Mutual Capital could begin serving as investment adviser to the Portfolios while shareholder approval of a new management agreement is sought, the Board approved an interim advisory agreement with Old Mutual Capital. The Trust's previous investment adviser, Liberty Ridge, has been appointed a Sub-Adviser to certain Portfolios.

Old Mutual Capital applied for an exemptive order from the Securities and Exchange Commission permitting the Trust to change non-affiliated sub-advisers without prior shareholder approval, but subject to notification to shareholders within 60 days of any such changes. There is no assurance that Old Mutual Capital or the Trust will be successful in obtaining this exemptive relief. To the extent required by applicable laws or regulations, the foregoing will be a principal investment strategy of each Portfolio for which the application was submitted.

THE SUB-ADVISERS

Each of the Sub-Advisers was appointed by Old Mutual Capital to provide investment sub-advisory services to all or a portion of the assets of one or more Portfolios effective January 1, 2006. Shareholders will be asked to approve the new sub-advisory agreements with each Sub-Adviser at a shareholder meeting scheduled for April 2006. In order that the Sub-Advisers could begin serving as investment sub-adviser to the Portfolios while shareholder approval of new sub-advisory agreements is sought, the Board of Trustees approved an interim sub-advisory agreement with each Sub-Adviser.

Old Mutual Capital applied for an exemptive order from the Securities and Exchange Commission permitting the Trust to change non-affiliated sub-advisers without prior shareholder approval, but subject to notification to shareholders within 60 days of any such changes. There is no assurance that the Old Mutual Capital or the Trust will be successful in obtaining this exemptive relief.

CASTLEARK MANAGEMENT, LLC

CastleArk, a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606, is a sub-adviser for the Old Mutual Large Cap Growth and Large Cap Growth Concentrated Portfolio. CastleArk was appointed sub-adviser to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolios' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of December 31, 2005.

COLUMBUS CIRCLE INVESTORS

Columbus Circle, a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902, is the sub-adviser to the Old Mutual Columbus Circle Technology and Communications Portfolio. Columbus Circle was appointed sub-adviser to the Trust effective January 1, 2006, and manages and supervises the investment of the Portfolio's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $6.2 billion in assets as of December 31, 2005.

EAGLE ASSET MANAGEMENT, INC.

Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a sub-adviser to the Old Mutual Small Cap Portfolio. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to approximately $11.6 billion in assets as of December 31, 2005.

MUNDER CAPITAL MANAGEMENT

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009, is a sub-adviser to the Old Mutual Growth II Portfolio. Munder was appointed sub-adviser to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as Sub-Adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $41.7 billion in assets as of December 31, 2005.

TURNER INVESTMENT PARTNERS, INC.

Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a sub-adviser to the Old Mutual Large Cap Growth, Large Cap Growth Concentrated, and Growth II Portfolios. Turner was appointed sub-adviser to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolios' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $18.3 billon in assets as of December 31, 2005 for institutional and individual accounts.

LIBERTY RIDGE CAPITAL, INC.

Liberty Ridge, a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, PA 19087, is the sub-adviser to the Old Mutual Select Value, Mid-Cap, and Small Cap Portfolios. Liberty Ridge was appointed sub-adviser to the Trust effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust's investment adviser. Liberty Ridge manages and supervises the investment of certain of the Portfolio's assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., and an affiliate of Old Mutual Capital, was founded in 1982, and managed over $1.1 billion in assets as of December 31, 2005.

LEGAL PROCEEDINGS

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor Funds II, an investment company in the same mutual fund complex as the Portfolios. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolios' Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Portfolios' Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolios' new adviser, has contractually agreed to assume all such Compliance Undertakings.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both Federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual Insurance Series Fund was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds
II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, ET SEQ. and ss. 32-1-102) and iS seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

The table below shows the management fees the Portfolios paid to the Trust's former adviser, Liberty Ridge (as a percentage of average daily net assets) for the fiscal year ended December 31, 2005, as well as the fees to be paid to the Trust's current adviser, Old Mutual Capital, beginning January 1, 2006.

                                                         Fees paid to Liberty        Fees paid to Old
                                                               Ridge as of         Mutual Capital as of
                                                          DECEMBER 31, 2005(1)       JANUARY 1, 2006(1)
                                                          -------------------      --------------------
Columbus Circle Technology and Communications Portfolio         0.85%                   0.95%
Growth II Portfolio                                             0.85%                   0.825%
Large Cap Growth Concentrated Portfolio                         0.85%                   0.90%
Select Value Portfolio                                          0.65%                   0.75%
Small Cap Portfolio                                             0.92%                   1.10%

----------
(1) The fees payable to Old Mutual Capital are higher for certain Portfolios than the fees paid to Liberty Ridge because Old Mutual Capital provides certain administrative services to the Portfolios that were not provided by Liberty Ridge. As of January 1, 2006, Old Mutual Capital assumed responsibility for providing the administrative services previously provided by Old Mutual Fund Services and the separate 0.1227% administrative service fee payable to Old Mutual Fund Services was eliminated. Therefore, the increase in advisory fee for certain Portfolios is offset by the elimination of the separate 0.1227% administrative service fee.

Advisory fee breakpoints are triggered once a Portfolio reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Portfolio exceed $300 million, the management fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.30% point reduction in total. The Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Portfolio. The fee arrangement for each Sub-Adviser is described in the Statement of Additional Information.

A discussion regarding the basis for the Board's approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust and each Sub-Adviser is included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2005.

THE PORTFOLIO MANAGERS

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers' investments in the Portfolio or Portfolios that they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

ANTHONY RIZZA, CFA has been at Columbus Circle for the past 15 years and has managed Columbus Circle's Technology Portfolio since 1994.

GROWTH II PORTFOLIO

MUNDER
------

A team of professionals employed by Munder Capital Management ("Munder") makes investment decisions for the Portfolio. The team consists of Tony Y. Dong, Brian
S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Portfolio. The team members provide analytical support for Mr. Dong's selections.

TONY Y. DONG, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager, has been a member of the Portfolio's portfolio management team since Munder became sub-advisor to the Portfolio in January 2006. Mr. Dong joined Munder's mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder's mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder's Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994.

BRIAN S. MATUSZAK, CFA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Portfolio's portfolio management team since Munder became sub-advisor to the Portfolio in January 2006. He is also a member of Munder's REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

ANDY Y. MUI, CPA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Portfolio's portfolio management team since Munder became sub-advisor to the Portfolio in January 2006. He has also a member of Munder's mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

TURNER
------

CHRISTOPHER K. MCHUGH joined Turner upon its founding in 1990. He manages technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. McHugh was a Performance Specialist for Provident Capital Management (1986-1990).

ROBERT R. TURNER, CFA joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company (1985-1990), Portfolio Manager with Integon Corporation (1983-1985), Analyst at McMillon/Eubanks (1981-1983), and Systems Consultant with Andersen Consulting (1979-1981).

WILLIAM C. MCVAIL, CFA joined Turner in 1998. He manages the consumer sector for all of Turner's stock funds. Prior to joining Turner, Mr. McVail worked as a Portfolio Manager for Black Rock Equity Advisors (1995-1998) and served as a Fixed Income Research Analyst and Equity Analyst for PNC Investment Management & Research (1987-1995).

LARGE CAP GROWTH CONCENTRATED PORTFOLIO

CASTLEARK
---------

JEROME CASTELLINI has been a manager of CastleArk large cap growth fund since 1999. Prior to joining CastleArk, Mr. Castellini held the positions of vice president and managing partner at Loomis, Sayles & Company, LP (1989-1999), portfolio manager at Kemper Financial Harris Trust (1981-1989), and analyst at Harris Trust (1979-1981).

ROBERT TAKAZAWA, JR. has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Takazawa held the positions of vice president and portfolio manager at Loomis, Sayles & Company, L.P. (1994-1999) and Kemper Financial (1973-1994).

SCOTT PAPE has been a manager of CastleArk's large cap growth fund since 1999. Prior to joining CastleArk, Mr. Pape held the positions of vice president and equity portfolio manager at Loomis, Sayles & Company, L.P. (1991-1999), portfolio manager at Illinois State Management Board (1987-1991), Sears Investment Management (1984-1987) and analyst at Commonwealth Edison (1981-1984).

TURNER
------

MARK D. TURNER joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management (1987-1989), Vice President/Portfolio Manager for Merrill Lynch Asset Management (1985-1987) and Portfolio Manager/Analyst for Wachovia Investment Management (1982-1987).

ROBERT R. TURNER, CFA (see description above)

ROBB J. PARLANTI, CFA joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, National Association (1987-1993).

SELECT VALUE PORTFOLIO

JEROME J. HEPPELMANN, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge's investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

SMALL CAP PORTFOLIO

EAGLE
-----

TODD MCCALLISTER, Ph.D., CFA joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

STACEY SERAFINI THOMAS, CFA joined Eagle in 1999 and currently holds the position of Assistant Portfolio Manager at Eagle. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, CUM LAUDE, from Harvard University (1997). She earned her CFA designation in 2002.

LIBERTY RIDGE
-------------

JAMES B. BELL, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price of a Portfolio's shares is based on that Portfolio's net asset value ("NAV"). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Portfolio's NAV is calculated and each Portfolio's shares are priced at the close of trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Portfolio at the NASDAQ official closing price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Portfolio transactions, on days the NYSE is closed (generally, weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Portfolios' securities holdings on such days may affect the value of the Portfolios' shares on days when you will not be able to purchase, exchange or redeem shares.

VALUING PORTFOLIO SECURITIES

The Portfolios use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

Each Portfolio prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Trust's Board or its delegate. See the "Fair Value Pricing" section of this Prospectus. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

FAIR VALUE PRICING

The Portfolios have fair value pricing procedures in place, and the Trust's Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio's securities.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Portfolio's investment performance. If a Portfolio invests in another investment company, the Portfolio's net asset value is based in part on the net asset value of the other investment companies in which the Portfolio invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE FUNDS

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

         While the Portfolios provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Portfolio shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

         The Trust's Board of Trustees has adopted and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Old Mutual Capital") and their agents have implemented the following tools to discourage excessive short-term trading in the Portfolios: trade activity monitoring and selective use of fair value pricing. Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolios will occur. Moreover, both of these tools involve judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the Portfolios, and accounts under common ownership, influence or control. Old Mutual Capital and the Portfolios may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
-------------------------

         Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will work with the Participating Insurance Companies to (i) advise the shareholder or use its best efforts to work with the financial intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Portfolio shareholders.

         The ability of Old Mutual Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies is severely limited because the Participating Insurance Companies maintain the underlying shareholder accounts and do not disclosure individual shareholder transaction information. Old Mutual Capital and its agents generally rely on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity in omnibus accounts and enforce the Portfolios' excessive short-term trading policy on shareholders in such accounts. There is no assurance that the Participating Insurance Companies will in all instances cooperate with Old Mutual Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Old Mutual Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Participating Insurance Companies.

BUYING & SELLING PORTFOLIO SHARES

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day's NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios' next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

DISTRIBUTIONS AND TAXES

Each Portfolio pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

REVENUE SHARING

Payments by Old Mutual Fund Distributors or its Affiliates

From time to time, Old Mutual Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

PAYMENTS BY OLD MUTUAL INSURANCE SERIES FUND

Like the Distributor, the Trust may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries. You can find further details in the

SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

POTENTIAL CONFLICTS OF INTEREST

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios' Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers, LLP ("PWC") has audited the information contained in these financial highlights. PWC's report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,



                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

--------------------------------------------------------------------------------------------------------------------------------


2005      $2.32   $(0.02)1     $  0.25      $  0.23          --          --            --        $2.55       9.91%   $115,303

2004       2.18    (0.01)1        0.15         0.14          --          --            --         2.32       6.42%    145,141

2003       1.50    (0.02)1        0.70         0.68          --          --            --         2.18      45.33%    192,967

2002       3.26    (0.03)        (1.73)       (1.76)         --          --            --         1.50     (53.99)%   168,266

2001      24.77    (0.03)1      (14.63)      (14.66)         --      $(6.85)       $(6.85)        3.26     (52.32)%   453,689









                                                 Ratio of Net

                                    Ratio         Investment

                                 of Expenses         Loss

                                 to Average       to Average

                   Ratio of Net  Net Assets       Net Assets

          Ratio     Investment    (Excluding       (Excluding

        of Expenses     Loss      Waivers and     Waivers and   Portfolio

        to Average   to Average     Expense         Expense     Turnover

        Net Assets  Net Assets    Reduction)       Reduction)     Rate

--------------------------------------------------------------------------

2005       1.14%       (0.87)%       1.14%           (0.87)%    29.66%

2004       1.13%       (0.69)%       1.13%           (0.69)%    76.42%

2003       1.10%       (0.84)%       1.10%           (0.84)%   167.83%

2002       1.08%       (0.85)%       1.08%           (0.85)%   236.25%

2001       1.05%       (0.58)%       1.05%           (0.58)%   285.73%






1 Per share calculations were performed using average shares for the period.





 Amounts designated as "--" are either $0 or have been rounded to $0.

[LOGO OMITTED]





Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,









                                  Net

           Net               Realized and

          Asset               Unrealized              Distributions                  Net                   Net         Ratio

         Value,      Net       Gains or      Total        from                   Asset Value,          Assets, End  of Expenses

        Beginning Investment    Losses        From       Capital        Total        End       Total     of Year    to Average

         of Year    Loss     on Securities Operations     Gains     Distributions  of Year     Return     (000)      Net Assets

---------------------------------------------------------------------------------------------------------------------------------


2005     $10.48    $(0.10)1      $1.29       $1.19         --             --        $11.67      11.35%    $45,050      1.19%

2004       9.83     (0.09)1       0.74        0.65         --             --         10.48       6.61%     53,495      1.17%

2003       7.82     (0.08)1       2.09        2.01         --             --          9.83      25.70%     71,918      1.10%

2002      11.24     (0.13)       (3.29)      (3.42)        --             --          7.82     (30.43)%    76,421      1.12%

2001      18.88     (0.07)1      (7.57)      (7.64)        --             --         11.24     (40.47)%   154,096      1.07%









                                      Ratio of Net

                         Ratio         Investment

         Ratio of Net of Expenses         Loss

          Investment   to Average       to Average

             Loss      Net Assets       Net Assets   Portfolio

          to Average   (Excluding       (Excluding    Turnover

          Net Assets     Waivers)         Waivers)     Rate

--------------------------------------------------------------

2005        (0.90)%        1.19%           (0.90)%    24.17%

2004        (0.94)%        1.17%           (0.94)%    37.53%

2003        (0.90)%        1.10%           (0.90)%   194.63%

2002        (0.89)%        1.12%           (0.89)%   169.74%

2001        (0.57)%        1.07%           (0.57)%   163.56%






1 Per share calculations were preformed using the average shares for the period.





Amounts designated as "--" are either $0 or have been rounded to $0.

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,











                                  Net

           Net               Realized and

          Asset               Unrealized              Distributions                  Net                   Net        Ratio

         Value,      Net       Gains or      Total        from                   Asset Value,          Assets, End of Expenses

        Beginning Investment    Losses        From       Capital        Total        End       Total     of Year   to Average

         of Year    Loss     on Securities Operations     Gains     Distributions  of Year     Return     (000)     Net Assets

-------------------------------------------------------------------------------------------------------------------------------


2005     $ 9.12   $(0.07)1       $0.59       $0.52           --          --        $9.64        5.70%     $81,569     1.14%

2004       8.53    (0.04)1        0.63        0.59           --          --         9.12        6.92%     110,140     1.10%

2003       6.42    (0.05)1        2.16        2.11           --          --         8.53       32.87%     153,640     1.09%

2002       9.35    (0.05)        (2.88)      (2.93)          --          --         6.42      (31.34)%    153,089     1.08%

2001      23.63    (0.01)        (9.30)      (9.31)      $(4.97)     $(4.97)        9.35      (36.17)%    304,029     1.04%







                                      Ratio of Net

                         Ratio         Investment

         Ratio of Net of Expenses         Loss

          Investment   to Average       to Average

             Loss      Net Assets       Net Assets   Portfolio

          to Average   (Excluding       (Excluding    Turnover

          Net Assets     Waivers)         Waivers)     Rate

--------------------------------------------------------------

2005        (0.78)%       1.14%            (0.78)%     28.42%

2004        (0.44)%       1.10%            (0.44)%     50.45%

2003        (0.73)%       1.09%            (0.73)%     92.66%

2002        (0.42)%       1.08%            (0.42)%    164.94%

2001        (0.23)%       1.04%            (0.23)%    142.88%




1 Per share calculations were performed using average shares for the period.







 Amounts designated as "--" are either $0 or have been rounded to $0.

[LOGO OMITTED]





Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,











                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

--------------------------------------------------------------------------------------------------------------------------------


2005     $13.91     $0.18 1      $0.44       $0.62       $(0.28)        --          $(0.28)      $14.25      4.51%   $51,491

2004      13.83      0.21 1       0.17        0.38        (0.30)        --           (0.30)       13.91      2.85%    64,049

2003      12.00      0.35         1.81        2.16        (0.33)        --           (0.33)       13.83     18.29%    94,035

2002      16.20      0.30        (4.35)      (4.05)       (0.15)        --           (0.15)       12.00    (25.07)%  141,322

2001      16.13      0.15 1       0.10        0.25        (0.04)    $(0.14)          (0.18)       16.20      1.72%   332,970





                                                    Ratio of Net

                                       Ratio         Investment

                                    of Expenses         Loss

                                    to Average       to Average

                      Ratio of Net  Net Assets       Net Assets

             Ratio     Investment    (Excluding       (Excluding

           of Expenses     Loss      Waivers and     Waivers and   Portfolio

           to Average   to Average     Expense         Expense     Turnover

           Net Assets  Net Assets    Reduction)       Reduction)     Rate

-----------------------------------------------------------------------------

2005          0.96%        1.28%        0.96%            1.28%       71.77%

2004          0.92%        1.52%        0.92%            1.52%      110.53%

2003          0.90%        1.53%        0.90%            1.53%      224.47%

2002          0.87%        1.19%        0.87%            1.19%      505.46%

2001          0.86%        0.67%        0.86%            0.67%      652.60%




1 Per share calculations were performed using average shares for the period.



Amounts designated as "--" are either $0 or have been rounded to $0.



[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,









                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

-------------------------------------------------------------------------------------------------------------------------------


 2005    $20.32   $(0.04)1       $0.34        $0.30           --         --            --        $20.62       1.48% $115,378

 2004     17.49    (0.13)1        2.96         2.83           --         --            --         20.32      16.18%  154,841

 2003     12.58    (0.07)1        4.98         4.91           --         --            --         17.49      39.03%  219,398

 2002     18.57    (0.10)        (5.66)       (5.76)          --     $(0.23)       $(0.23)        12.58     (31.11)% 244,139

 2001     17.91    (0.03)         1.04         1.01       $(0.02)     (0.33)        (0.35)        18.57       6.07%  435,051





                                                   Ratio of Net

                                      Ratio         Investment

                                   of Expenses         Loss

                                   to Average       to Average

                     Ratio of Net  Net Assets       Net Assets

            Ratio     Investment    (Excluding       (Excluding

          of Expenses     Loss      Waivers and     Waivers and   Portfolio

          to Average   to Average     Expense         Expense     Turnover

          Net Assets  Net Assets    Reduction)       Reduction)     Rate

----------------------------------------------------------------------------

 2005       1.20%       (0.18)%        1.28%            (0.26)%     58.30%

 2004       1.20%       (0.77)%        1.25%            (0.82)%     80.68%

 2003       1.20%       (0.48)%        1.24%            (0.52)%    125.35%

 2002       1.20%       (0.52)%        1.22%            (0.54)%    158.64%

 2001       1.20%       (0.19)%        1.20%            (0.19)%    125.30%




1 Per share calculations were performed using average shares for the year.







Amounts designated as "--" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

For investors who want more information about the Portfolios, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolios and is incorporated into this Prospectus by reference.

ANNUAL/SEMI -ANNUAL REPORTS:

Provides financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL
REPORTS OR OTHER INFORMATION AND FOR
SHAREHOLDER INQUIRIES:

BY MAIL:

OLD MUTUAL INSURANCE SERIES FUND
P.O. BOX 419229
KANSAS CITY, MO  64141-6229

BY TELEPHONE:
1-800-347-9256

The SAI, annual and semi-annual reports are also available, free of charge, at www.omfunds.com. You may also contact the Participating Insurance Company for copies of these documents.

Reports and other information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Trust are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Room 1580, Washington, D.C. 20549, or by electronic request at publicinfo@sec.gov.

Information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge by calling 800-433-0051 and on the Commission's website at www.sec.gov. The Trust has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

The complete portfolio holdings of each Portfolio as of the end of each calendar quarter is available at www.omfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Portfolio's portfolio holdings for the following calendar quarter end. Further description of the Portfolios' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

Old Mutual Insurance Series Fund's Investment Company Act file number:
811-08009.

Old Mutual - ISF Prospectus 04/06

OLD MUTUAL INSURANCE SERIES FUND
PRIVACY NOTICE

Protecting Your Personal Information

Old Mutual Insurance Series Fund has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Portfolios, such as other financial institutions with whom we have joint marketing agreements, or to the Portfolios' proxy solicitors. These companies may only use this information in connection with the services they provide to the Portfolios, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.



                     THIS PAGE IS NOT PART OF THE PROSPECTUS